UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2025

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.

On December 16, 2025, Nektar Therapeutics (the “Company”) issued a press release reporting topline results from the 36-week induction treatment period for its Phase 2b REZOLVE-AA (alopecia areata) clinical trial. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On December 16, 2025, the Company made available a presentation that includes certain additional information regarding its Phase 2b REZOLVE-AA (alopecia areata) clinical trial. A copy of this presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. This presentation is also available on the investor relations section of the Company’s website at https://ir.nektar.com/. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

Item 8.01	Other Events.

Phase 2b RESOLVE-AA Topline Results – 36-Week Induction Treatment Period

On December 16, 2025, the Company announced topline results from the 36-week induction treatment period for its Phase 2b REZOLVE-AA (alopecia areata) clinical trial.

The global Phase 2b study is being conducted in 92 patients with severe-to-very-severe alopecia areata. Patients were randomized (3:3:2) to receive one of two rezpegaldesleukin doses or placebo, administered as a subcutaneous injection twice-monthly. The primary endpoint was the mean percentage reduction from baseline in the Severity of Alopecia Tool (SALT) score at Week 36. Following 36 weeks, patients who demonstrated hair growth but had not yet reached SALT>20 had the option to continue for an additional 16 weeks of treatment through Week 52 in a blinded extension period. Primary and secondary endpoints were assessed at the end of the 36-week induction treatment period.

Both rezpegaldesleukin dose arms more than doubled the SALT score reduction treatment effect observed with placebo, with the majority of patients experiencing hair growth at Week 16 or later.

The primary endpoint narrowly missed statistical significance with the mean percent SALT reduction at Week 36 of 28.2% for the 24 µg/kg rezpegaldesleukin arm, 30.3% for the 18 µg/kg rezpegaldesleukin arm, and 11.2% for placebo (p=0.186 and p=0.121, respectively). At all timepoints, the rezpegaldesleukin treatment arms separated from placebo in the study.

Four of 92 patients included in the modified intent-to-treat (mITT) analysis were found to have major study eligibility violations that should have disqualified them for randomization into the trial.

Both rezpegaldesleukin treatment arms met statistical significance on the primary endpoint when excluding the four patients with major study eligibility violations. At Week 36, the mean percent SALT reduction was 29.6% for 24 µg/kg, 30.4% for 18 µg/kg, and 5.7% for placebo (p=0.049 and p=0.042, respectively). Importantly, the absolute treatment effect for the rezpegaldesleukin arms was similar with or without the exclusion of eligibility violations. One patient in the placebo arm with an eligibility violation accounted for the 5.5% difference in the performance of the placebo arm.

Both rezpegaldesleukin treatment arms showed a dose dependent clinical treatment effect as compared to placebo on the key secondary endpoints of SALT ≤30, SALT≤20 and SALT≤10 and SALT30.

Primary and Secondary Efficacy Endpoint Results from 36 Week Induction Treatment in REZOLVE-AA

	24 µg/kg q2w	18 µg/kg q2w	Placebo
Primary Endpoint	N=35	N=37	N=20
Mean % SALT reduction at Week 36	28.2 P=0.186%	30.3 P=0.121%	11.2%

Results excluding 4 patients with major study eligibility violations

Primary Endpoint	N=33	N=36	N=19
Mean % SALT reduction at Week 36	29.6 P=0.049%	30.4 P=0.042%	5.7%

Key Secondary Endpoints
SALT ≥ 30% reduction from baseline (SALT30)	48.9%	45.7%	19.1%
Absolute SALT ≤ 30	29%	21.9%	8.4%
Absolute SALT ≤ 20	15.6%	14.8%	6.7%
Absolute SALT ≤ 10	11.5%	8.3%	0.7%

Study is not powered to demonstrate statistical significance for secondary endpoints.

The Company plans to submit the REZOLVE-AA results for presentation at a medical conference in 2026. Data from the patients ongoing in the 16-week treatment extension will be available in early Q2 2026.

Consistent with prior studies, a favorable safety and tolerability profile was observed, with nearly all treatment-emergent adverse events (TEAEs) mild-to-moderate in severity and self-resolving, even in patients receiving 52 weeks of treatment. The discontinuation rate due to adverse events was 1.4% in the combined rezpegaldesleukin treatment arms. No patients discontinued treatment due to an injection site reaction (ISR). The placebo adjusted-ISR rate was consistent with prior studies, with 87.0% of ISRs reported as mild. There was no increased risk of major adverse cardiovascular events, thrombosis, infection, acne or oral herpes for REZPEG-exposed patients, compared to placebo.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s plans, progress, and timing relating to the Company’s rezpegaldesleukin program in alopecia areata, including plans to submit the REZOLVE-AA results from the 36-week induction treatment period for presentation at a medical conference in 2026, and timing for the 16-week extension data from the Phase 2b REZOLVE-AA (alopecia areata) clinical trial. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this Current Report on Form 8-K are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: (i) the Company’s statements regarding the therapeutic potential of rezpegaldesleukin are based on preclinical and clinical findings and observations and are subject to change as research and development continue; (ii) rezpegaldesleukin is an investigational agent and continued research and development for this drug candidate is subject to substantial risks, including negative safety and efficacy findings in future clinical studies (notwithstanding positive findings in earlier preclinical and clinical studies); (iii) rezpegaldesleukin is in clinical development and the risk of failure is high and can unexpectedly occur at any stage prior to regulatory approval; (iv) the timing of the commencement or end of clinical trials and the availability of clinical data may be delayed or unsuccessful due to regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, changing standards of care, evolving regulatory requirements, clinical trial design, clinical outcomes, competitive factors, or delay or failure in ultimately obtaining regulatory approval in one or more important markets; (v) a Fast Track designation does not increase the likelihood that rezpegaldesleukin will receive marketing approval in the United States; (vi) patents may not issue from the Company’s patent applications for the Company’s drug candidates, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required; and (vii) certain other risk factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and any other filings that the Company has made or may make with the U.S. Securities and Exchange Commission in the future. Such forward-looking statements are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Therefore, you should not rely on any of these forward-looking statements. The Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nektar Therapeutics on December 16, 2025, furnished herewith

99.2	Nektar Therapeutics Presentation, furnished herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: December 16, 2025	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary